Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NII Holdings, Inc. and subsidiaries (the “Company”) on Form 10-Q for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven M. Shindler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge and belief:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN M. SHINDLER _______________________________________ Steven M. Shindler Chief Executive Officer

May 7, 2004

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